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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2910

Madison Mosaic Government Money Market Trust
(Exact name of registrant as specified in charter)
550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300
Date of fiscal year end:  September 30
Date of reporting period:  March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

SEMI-ANNUAL REPORT

March 31, 2012

Madison Mosaic
Government Money Market

Madison Mosaic(R)Funds
www.mosaicfunds.com

Madison Mosaic Government Money Market

Contents

Letter to Shareholders	2
Economic Overview	2
Outlook	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights	6
Notes to Financial Statements	7
Other Information	11

Semi-annual Report | March 31, 2012 |

Madison Mosaic Government Money Market

Letter to Shareholders
(photo of Christopher Nisbet)
The sixth-month period ended March 31, 2012, saw the seven-day yield of Madison Mosaic Government Money Market stalled at historic lows as the Federal Reserve Board continued to provide the greatest stimulus possible to a sluggish economy. The Federal Reserve Board maintained its Fed Funds Target Rate at the period’s starting level of 0.00-0.25%. Money market yields are directly related to the Fed Funds Target Rate. As a result of these low rates, fund management has committed to cuts in fees that are intended to maintain the $1.00 per share value of your fund while the fund remains unable to obtain sufficient income to provide investors with current yield. While the economy appears to be expanding, the growth is slow and uneven, characterized by stubbornly high unemployment, a battered housing market and relatively benign core inflation. However, as consumers are well aware, commodities prices rose substantially over the period, reflected in the escalation of gasoline and food costs. Still, these increases were not enough to force the Federal Reserve Board to change its rate stance. With the economic recovery still fragile, the Fed not only held firm on rates, but in January of this year said it expects to keep record low interest rates in place at least until late 2014.

Economic Overview

The global economic backdrop appeared bleak as we entered this six-month period in October, 2011. Ongoing turmoil in the Eurozone remained heavy on the market’s mind along with continued fears that U.S. economic growth would disappoint. Renewed forecasts of imminent recession in the U.S. were widespread, and risk assets were again avoided in favor of the perceived safety and liquidity of U.S. dollar-based government bonds. This flight-to-safety pushed intermediate and long-term Treasury yields into record territory, with the yield on the 10-Year Treasury hitting a period low of 1.76% on October 3, 2011, close to its all-time bottom. Along with the declining interest rates came low mortgage rates, for those who qualified, with 30-year fixed mortgages pricing below 4% for the first time ever.

However, early into the six-month period, the U.S. economic picture brightened. Capital spending picked up, labor markets showed signs of improvement, and consumer spending was reported to be better than expected. From fears of recession at the outset of the fourth quarter, consensus growth expectations changed to an annualized fourth quarter growth rate of approximately 2.8%. This shift could be seen in the rapid rise of the yield on the 10-Year Treasury, which spiked from its period low of 1.76% in early October to the period high of 2.40% on October 27, 2011.

Against this backdrop of exceeding the modest economic expectations at home, the Federal Reserve retained its commitment to very low short-term interest rates, and supported the long end of the bond market with open market purchases of long-dated maturities (Operation Twist) leading to further yield curve flattening. The Fed also hinted at adding purchases of mortgage-backed securities to its stimulus arsenal, contributing to the decline in mortgage rates to a level below 4%.

This optimism continued as we entered 2012, with signs of sustainable U.S. economic growth building upon positive momentum from late 2011. Improvements in both employment and manufacturing seemed destined to boost the economy and assist the housing market out of its prolonged downturn. Eurozone concerns abated during the first months of 2012 and market participants began to refocus on fundamental economic factors. The resulting confidence led investors to prefer higher risk investments, continuing the trend which began in the fourth quarter of 2011.

Greece successfully renegotiated its sovereign debt and other European countries undertook austerity measures to bolster their own well being. As Greek creditors agreed to new debt terms, the market responded by reversing the flight-to-quality trade. In the U.S., the Fed lengthened its commitment towards accommodative rates to 2014, although this forecast was made contingent upon economic conditions. Additionally, the Fed provided

2 | Semi-annual Report | March 31, 2012

Madison Mosaic Government Money Market | Letter to Shareholders | concluded | March 31, 2012

detailed estimates for GDP, unemployment, and inflation – all pointing to modest economic growth. As expected, the Fed continued its purchase of longer-dated Treasuries and investments into mortgage-backed securities. Importantly, the Fed remained relatively silent with regard to another round of quantitative easing. At this point, we see the Fed as unlikely to institute another round of quantitative easing given an improving labor market, modest economic growth, and tolerable inflation.

Outlook

Housing, high unemployment and the threat of Eurozone contagion continue to be the primary risks confronting the U.S. economy. Housing remains in the doldrums despite low mortgage rates, lower home prices and an improved jobs picture. Corporations continue to report good earnings, but many have lowered their earnings outlook and are unlikely to invest without evidence of increasing economic activity.

Investors seeking yield have been frustrated for some time and the pressure to move into higher risk, higher yielding securities has enticed many. However, for those looking at the multiple risks that remain domestically, and even more prominently overseas, holding a portion of assets in a capital preservation vehicle such as Government Money Market continues to have an appeal. While we take the Fed at its word regarding the likelihood that rates will remain low for the remainder of 2012 and 2013, we also take note of its careful wording that this is contingent upon economic conditions. Trying investors’ patience appears part of the Federal Reserve policy. As investment managers, we can only wait for the time when interest rate policy returns to a more normative position and investors in money markets begin to once again earn returns on their conservative allocation.

SECURITY ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 3/31/12
Fannie Mae	25.2%
Federal Home Loan Bank	34.5%
Freddie Mac	29.5%
U.S. Treasury Bills	6.3%
Repurchase Agreement and Other	4.5%

Sincerely,

(signature)

Christopher Nisbet, CFA

Vice President, Madison Investment Advisors, LLC

and Portfolio Manager

Semi-annual Report | March 31, 2012 | 3

Madison Mosaic Government Money Market | March 31, 2012
Portfolio of Investments (unaudited)
	Par Value	Value (Note 1)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 95.5%
Fannie Mae - 25.2% (A)
0.04%, 4/2/12	$1,000,000	$ 999,999
0.04%, 4/4/12	250,000	249,999
0.04%, 4/11/12	1,300,000	1,299,982
0.10%, 5/1/12	100,000	99,992
0.10%, 5/3/12	1,000,000	999,911
0.10%, 5/21/12	500,000	499,931
0.09%, 5/23/12	300,000	299,955
0.11%, 6/20/12	350,000	349,914
		4,799,683
Federal Home Loan Bank - 34.5% (A)
0.07%, 4/9/12	600,000	599,990
0.08%, 4/12/12	250,000	249,994
0.10%, 4/16/12	100,000	99,996
0.08%, 4/18/12	261,000	260,990
0.10%, 4/25/12	700,000	699,953
0.10%, 4/30/12	101,000	100,992
0.09%, 5/4/12	200,000	199,984
0.08%, 5/9/12	400,000	399,966
0.09%, 5/11/12	500,000	499,951
0.09%, 5/16/12	100,000	99,988
0.09%, 5/18/12	150,000	149,981
0.06%, 5/22/12	500,000	499,958
0.08%, 5/23/12	1,200,000	1,199,848
0.08%, 5/30/12	500,000	499,934
0.12%, 6/1/12	200,000	199,959
0.08%, 6/6/12	800,000	799,875
		6,561,359
Freddie Mac - 29.5% (A)
0.03%, 4/19/12	1,300,000	1,299,981
0.06%, 4/24/12	400,000	399,984
	Par Value	Value (Note 1)
0.08%, 4/27/12	$ 205,000	$ 204,986
0.07%, 4/30/12	150,000	149,991
0.09%, 5/7/12	600,000	599,949
0.11%, 5/29/12	300,000	299,947
0.09%, 6/4/12	1,000,000	999,840
0.10%, 6/11/12	250,000	249,951
0.10%, 6/12/12	200,000	199,960
0.05%, 6/13/12	250,000	249,975
0.09%, 6/19/12	750,000	749,844
0.09%, 6/25/12	200,000	199,955
		5,604,363
U.S. Treasury Bills - 6.3% (A)
0.06%, 5/17/12	1,200,000	1,199,898
Total U.S. Government and Agency Obligations (Cost $18,165,303)		18,165,303
Repurchase Agreement - 4.5%
With U.S. Bank National Association issued 3/30/12 at 0.01%, due 4/2/12, collateralized by $542,475 in Freddie Mac Gold Pool #G01543 due 5/1/33 and $320,073 in Fannie Mae Pool #739797 due 9/1/18. Proceeds at maturity are $845,671 (Cost $845,671)		845,671
TOTAL INVESTMENTS - 100.0% (Cost $19,010,974*)		19,010,974
NET OTHER ASSETS AND LIABILITIES - 0.0%		138
TOTAL ASSETS - 100.0%		$19,011,112
CAPITAL SHARES OUTSTANDING		19,011,212
NET ASSET VALUE PER SHARE		$1.00

* Cost for Federal tax purposes was $19,010,974.
(A) Rate noted represents annualized yield at time of purchase

See accompanying Notes to Financial Statements.
4 | Semi-annual Report | March 31, 2012

Madison Mosaic Government Money Market | March 31, 2012
Statement of Assets and Liabilities (unaudited)

ASSETS
Investment, at value (Notes 1 and 2)
Government and agency obligations	$18,165,303
Repurchase agreement	845,671
Total investments (cost $19,010,974)	19,010,974
Capital shares sold	7,112
Total assets	19,018,086

LIABILITIES
Payables
Capital shares redeemed	5,474
Independent trustee fees	500
Auditor fees	1,000
Total liabilities	6,974

NET ASSETS	$19,011,112
Net assets consists of:
Paid in capital	19,011,128
Accumulated net realized losses	(16)
Net Assets	$19,011,112

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 5)	19,011,212

NET ASSETS VALUE PER SHARE	$1.00

Statement of Operations (unaudited)

For the six-months ended March 31, 2012

INVESTMENT INCOME (Note 1)
Interest income	$ 3,196
EXPENSES (Notes 3, 4 and 6)
Investment advisory fees	48,386
Service agreement fees	36,242
Independent trustee, auditor and line of credit fees	1,750
Expenses waived	(83,182)
Total expenses	3,196
NET INVESTMENT INCOME	–
NET REALIZED GAIN/LOSS ON INVESTMENTS	–
TOTAL INCREASE/DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ –

See accompanying Notes to Financial Statements.
Semi-annual Report | March 31, 2012 | 5

Madison Mosaic Government Money Market | March 31, 2012
Statements of Changes in Net Assets
	(Unaudited) Six Months Ended March 31,	Year Ended September 30,
	2012	2011
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ –	$ –
Net realized gain on investments	–	–
Total increase in net assets resulting from operations	–	–
DISTRIBUTION TO SHAREHOLDERS
From net investment income	–	–
From net capital gains	–	–
Total distributions	–	–
CAPITAL SHARE TRANSACTIONS (Note 5)	(1,090,153)	(2,092,551)
TOTAL DECREASE IN NET ASSETS	(1,090,153)	(2,092,551)
NET ASSETS
Beginning of period	$20,101,265	$22,193,816
End of period	$19,011,112	$20,101,265

Financial Highlights

Selected data for a share outstanding for the periods indicated.
	(unaudited) Six-Months Ended March 31,	Year Ended September 30,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	–	–	–	–1	0.03	0.05
Less distributions from net investment income	–	–	–	–1	(0.03)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	–	–	–	0.43	2.73	4.70
Ratios and supplemental data
Net assets, end of period (thousands)	$19,011	$20,101	$22,194	$25,817	$30,975	$35,860
Ratio of expenses to average net assets before fee waiver (%)	0.892	0.89	0.90	0.89	0.88	0.88
Ratio of expenses to average net assets after fee waiver (%)	0.032	0.11	0.14	0.45	0.63	0.63
Ratio of net investment income to average net assets before fee waiver (%)	(0.86)2	(0.79)	(0.76)	0.01	2.47	4.35
Ratio of net investment income to average net assets after fee waiver (%)	–2	–	–	0.45	2.72	4.60

1Greater than $0.00 but less than $0.01.
2Annualized.
See accompanying Notes to Financial Statements.
6 | Semi-annual Report | March 31, 2012

Madison Mosaic Government Money Market | March 31, 2012
Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued by the U.S. Government or its agencies or instrumentalities and in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Portfolio Valuation: Securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount, which approximates fair value.

The Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs," minimize the use of unobservable "inputs" and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical securities

Level 2 -  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the six-months ended March 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. As of March 31, 2012 and for the six-months then ended, the Fund did not hold securities deemed Level 3 and there were no transfers between classification levels.

The following is a summary used as of March 31, 2012 in valuing the Fund’s investments carried at fair value:

Fund	Level 1	Level 2	Level 3	Value at 3/31/12
Government
U.S. Government and Agency Obligations	$ --	$18,165,303	$ --	$18,165,303
Repurchase Agreement	--	845,671	--	845,671
Total	$ --	$19,010,974	$ --	$19,010,974
Please see the Portfolio of Investments for a listing of all securities within the U.S. Government and Agency Obligations category.

Semi-annual Report | March 31, 2012 | 7

Madison Mosaic Government Money Market | Notes to Financial Statements | continued | March 31, 2012

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011 and is therefore not effective for the current fiscal year.  The Fund’s investment adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. The Fund paid no distributions for the six-months ended March 31, 2012 and the year ended September 30, 2011, respectively.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

As of and during the six-months ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any such interest or penalties. The Fund has available for federal income tax purposes capital losses of $16 which will expire September 30, 2019.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

Cash Concentration: At times, the Fund maintain cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safe-keeping with the Fund’s custodian bank. The Fund, along with other registered investment companies having Advisory and Services Agreements with the same adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated

8 | Semi-annual Report | March 31, 2012

Madison Mosaic Government Money Market | Notes to Financial Statements | continued | March 31, 2012

repurchase agreements whose underlying securities are U.S. Treasury or Federal agency obligations. As of March 31, 2012, the Fund has approximately a 2.7% interest or $845,671 in the consolidated repurchase agreement of $31,058,296 collateralized by $31,678,139 in Freddie Mac and Fannie Mae agency notes. Proceeds at maturity are $31,058,305.

3. Investment Advisory Fee. The investment adviser to the Trust, Madison Investment Advisors, LLC (the "Adviser"), earns an advisory fee equal to 0.50% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly. Since December 9, 2002, the Adviser has been voluntarily waiving 0.25% of this fee for the Fund. This waiver may end at any time. Additional advisory fees above the 0.25% are also being waived due to historically low yields. For the six-months ended March 31, 2012, the waived amount was $46,940. Prior to November 30, 2010, the investment adviser to the Trust was Madison Mosaic, LLC and its parent, Madison Investment Advisors, Inc. On November 30, 2010, Madison Mosaic, LLC changed its name to Madison Investment Advisors, LLC and became the sole Adviser.

The Adviser will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Adviser for the six-months ended March 31, 2012 pursuant to these limitations.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for the Fund to have all necessary operational and support services for a fee based on a percentage of the Fund’s average net assets. This fee is 0.39%. The direct expenses paid by the Fund and referenced below come out of this fee.

Expenses paid by the Fund and not covered within the Services Agreement referenced above include costs associated with the Line of Credit, fees related to portfolio holdings and extraordinary or nonrecurring fees.

The Fund’s Independent Trustees and independent registered public accountants fees and expenses are paid directly by the Fund, the amounts of which can be found in the Statement of Operations.

Due to the historically low yields of the securities in which the Fund invests, the Adviser has contractually agreed to waive payments for all Fund expenses in excess of the Fund’s actual yields until its yield without expenses exceeds 0.50%. This fee waiver is subject to renewal on an annual basis.

For the six-months ended March 31, 2012, the total waived amount was $83,182 which represents $36,242 of the Services fee (pursuant to waiver discussed in preceding paragraph) and an additional $46,940 of advisory fees (pursuant to the advisory fee waiver discussed in Note 3).

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars) were as follows:

	(unaudited) Six-Months Ended March 31,	Year Ended September 30,
	2012	2011
Shares sold	$ 2,544,448	$ 8,057,261
Shares issued in reinvestment of dividends	–	–
Total shares issued	2,544,448	8,057,261
Shares redeemed	(3,634,601)	(10,149,812)
Net decrease	$(1,090,153)	$(2,092,551)

The number of shares sold, issued and redeemed is the same as the dollar amounts shown above.

6. Line of Credit. The Fund has a $2 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 0.5% (effective rate of 2.75% at March 31, 2012). The line of credit contains loan covenants with respect to certain financial ratios and operating matters. The Fund was in compliance with these covenants as of March 31, 2012. During the six-months ended March 31, 2012, the Fund did not draw on its line of credit.

7. Discussion of Risks. Please see the most current version of the Fund’s prospectus for a discussion of risks associated with investing in the Fund.  While investments in stocks and bonds have been keystones in wealth building

Semi-annual Report | March 31, 2012 | 9

Madison Mosaic Government Money Market | Notes to Financial Statements | concluded | March 31, 2012

and management for a hundred years, at times they’ve produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word "security" itself seems a misnomer. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events have the potential to upset the best laid plans of man, and could, in a worst-case scenario produce the material loss of the value of some or all of the securities we manage for you in the Fund.

8. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

10 | Semi-annual Report | March 31, 2012

Madison Mosaic Government Money Market | March 31, 2012

Other Information

Fund Expenses (unaudited)
Example: This Example is intended to help you understand your costs (in dollars) of investing in the Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 3 and 4 above for an explanation of the types of costs charged by the Fund.

This Example is based on an investment of $1,000 invested on October 1, 2011 and held for the six-months ended March 31, 2012.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Actual Total Return2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3
Government Money Market	0.00%	$1,000.00	$1,000.00	0.03%	$0.17
1For the six-months ended March 31, 2012.
2Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
3Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio2	Expenses Paid During the Period2
Government Money Market	5.00%	$1,000.00	$1,025.26	0.03%	$0.17
1For the six-months ended March 31, 2012.
2Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Semi-annual Report | March 31, 2012 | 11

Madison Mosaic Government Money Market  | Other Information | concluded | March 31, 2012

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund only invests in non-voting securities. Nevertheless, the Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolio. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies may also be obtained by visiting the SEC’s web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call us at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

12 | Semi-annual Report | March 31, 2012

The Madison Mosaic Family of Mutual Funds
Equity Trust
Investors Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Dividend Income Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

An investment in any Madison Mosaic fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Government Money Market fund seeks to preserve the value of the investment at $1.00 per share, it is possible to lost money by investing in the fund.

TRANSFER AGENT

Madison Mosaic(R) Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS

Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3063

SEC File Number 811-2910

(Madison Mosaic Logo)
Madison Mosaic (R) Funds
www.mosaicfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.

Item 11. Controls and Procedures.

(a) The Trust's principal executive officer and principal financial officer determined that the Trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (not applicable in the semi-annual report).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Government Money Market Trust

By: (signature)

Holly Baggot, Secretary
Date: May 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer
Date: May 18, 2012

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: May 18, 2012